UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2010

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77060
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

On December 21, 2009, Eagle Rock Energy Partners, L.P. (the “Partnership”) entered into a Purchase and Sale Agreement by and among the Partnership’s wholly-owned subsidiaries Eagle Rock Pipeline GP, LLC and EROC Production LLC and BSAP II GP L.L.C. (“Black Stone Minerals”), a subsidiary of Black Stone Minerals Company, L.P., pursuant to which the Partnership will sell all of its fee mineral and royalty interests business, as well as its equity investment in Ivory Working Interests, L.P. (the “Minerals Business”) to Black Stone Minerals for $174.5 million in cash, subject to customary purchase price adjustments (the “Minerals Business sale”).  Unaudited pro forma condensed consolidated financial information giving effect to the pending Minerals Business sale is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Information Regarding Proposed Restructuring Transactions will be filed with the Securities and Exchange Commission (“SEC”)

In connection with the proposed transactions described in the Partnershsip’s Current Repot on Form 8-K filed with the SEC on January 12, 2010, the Partnership has filed a preliminary proxy statement and will file other documents with the SEC.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTNERSHIP. Investors and security holders may obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents that the Partnership files with the SEC (when they are available) free of charge at the SEC’s web site at http://www.sec.gov. The preliminary proxy statement, the definitive proxy statement and other relevant documents may also be obtained (when available) free of charge on the Partnership’s web site at http://www.eaglerockenergy.com or by directing a request to Eagle Rock Energy Partners, L.P., P.O. Box 2968, Houston, Texas 77252-2968, Attention: Investor Relations.

The Partnership and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from the unitholders of the Partnership in connection with the proposed transactions. Information regarding the special interests of persons who may be deemed to be such participants in the proposed transactions will be included in the proxy statement when it becomes available. Additional information regarding the directors and executive officers of the Partnership is also included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Eagle Rock Energy Partners, L.P. as described above.

The financial data included in this Current Report on Form 8-K regarding the unaudited pro forma condensed consolidated financial information are estimates prepared by the Partnership and constitute forward-looking statements. These statements involve risks and uncertainties, including, but not limited to, actions by regulatory authorities, market conditions, the Partnership’s financial results and performance, satisfaction of closing conditions, actions by third parties and other factors detailed in risk factors and elsewhere in the Partnership’s Annual Report on Form 10-K and other filings with the SEC. Should one or more of these risks or uncertainties materialize (or the consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Partnership disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(b)(1) Pro Forma Financial Information

    Unaudited pro forma condensed consolidated financial information, including a unaudited pro forma condensed consolidated balance sheet as of December 31, 2009 and the unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2009, 2008 and 2007, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(d)  Exhibits

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: March 8, 2010	By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated financial information